EXHIBIT 99.1

NGP Capital Resources Company Announces 2007 Financial Results

HOUSTON, March 13, 2008 (PRIME NEWSWIRE) -- NGP Capital Resources Company (Nasdaq:NGPC) today announced its financial results for the fourth quarter and full year of 2007.

Highlights for the year ended 2007:

 Stockholders' Equity:  $250.3 million
 Net Asset Value per share:  $14.30

 Operating Results:
 Net increase in stockholders' equity (net assets) from operations:
  $30.9 million
 Net investment income:  $19.1 million
 Net realized capital gains:  $6.7 million
 Net unrealized appreciation:  $5.0 million
 Dividends per share:  $1.44

 Portfolio Investment Activity:
 New investments made in portfolio companies during period:
  $232.6 million
 Total invested in portfolio companies at December 31, 2007:
  $279.1 million
 Number of portfolio companies at December 31, 2007:  15

Portfolio and Investment Activity

Since commencement of our investment operations in November 2004 through December 31, 2007, we have invested $500.5 million in twenty-three portfolio companies, and received principal repayments of $221.4 million. At December 31, 2007, our targeted investment portfolio consisted of fifteen portfolio companies totaling $279.1 million. We have commitments to fund an additional $41.6 million on total committed amounts of $320.7 million. The total portfolio was invested as follows: 31.7% in senior secured term loans, 6.8% in senior subordinated secured notes, 0.4% in participating convertible preferred stock, 5.8% in member and partnership units, 15.0% in net profits interest, 34.5% in U.S. Treasury Bills, 1.9% in corporate notes and 3.9% in cash and cash equivalents.

The weighted average yield on targeted portfolio investments was 11.9% at December 31, 2007. The weighted average yield on investments in corporate notes was 5.8% and on investments in U.S. Treasury Bills and cash and cash equivalents was 2.8% as of December 31, 2007. The weighted average yield on our total capital invested at December 31, 2007 was 8.2%.

Operating Results - Year ended December 31, 2007

Investment income totaled $37.5 million for the year ended December 31, 2007, with $30.7 million attributable to our targeted portfolio investments and $6.8 million attributable to investments in corporate notes, cash and cash equivalents and fee income. Operating expenses for the year were $18.4 million and included $6.9 million of management and incentive fees, $7.4 million of interest and credit facility fees and $4.1 million of general and administrative expenses. The resulting net investment income was $19.1 million. In 2007, our portfolio realized net capital gains of $6.7 million, consisting of $5.1 million from the sale of warrants and LP units and $2.0 million from the sale of overriding royalty interests, partially offset by the loss of $0.4 million on the sale of corporate notes. We experienced net unrealized appreciation of $5.0 million, consisting of net appreciation from investments in portfolio companies of $5.1 million and net depreciation from investments in corporate notes of $0.1 million. Overall, we had a net increase in stockholders' equity (net assets) resulting from operations of $31.0 million, or $1.78 per share. After giving effect to the $1.44 per common share dividends declared during the year, stockholders' equity (net assets) per share as of December 31, 2007 was $14.30.

Operating Results - Three months ended December 31, 2007

Investment income totaled $10.2 million for the three months ended December 31, 2007, with $8.8 million attributable to our targeted portfolio investments and $1.4 million attributable to investments in corporate notes, cash and cash equivalents and fee income. Operating expenses for the period were $5.2 million and included $1.6 million of management and incentive fees, $2.5 million of interest and credit facility fees and $1.1 million of general and administrative expenses. The resulting net investment income for the fourth quarter of 2007 was $5.0 million. For the three months ending December 31, 2007, our portfolio experienced a net realized capital gain of $0.4 million on the sale of overriding royalty interests and net unrealized depreciation of $0.3 million on the valuation of our portfolio companies. Overall, we had a net increase in stockholders' equity (net assets) resulting from operations of $5.1 million, or $0.29 per share for the three months ended December 31, 2007 and declared dividends during the period of $0.515 per share, resulting in stockholders' equity (net assets) per share of $14.30 as of December 31, 2007.

Subsequent Events

In January 2008, BSR Alto's Term Loan was fully repaid at par from proceeds from the sale of its assets to a third party. As of September 30, 2007, the Company had written down the value of its investment in the BSR Alto Term Loan by $0.5 million. Upon repayment, this impairment was recovered in full.

In March 2008, the Company closed a $15 million investment in BioEnergy International, LLC ("BioEnergy") a private, alternative fuels and specialty chemicals company based in Quincy, Massachusetts. The investment consists of a $5 million participation in a $30 million Senior Secured Tranche C Construction Loan and a $10 million participation in a $62 million Senior Secured Notes issue. As partial consideration for providing the investment, the Company received LLC units in a subsidiary of BioEnergy and warrants in BioEnergy. Proceeds from the investment will be used by BioEnergy to construct a fully contracted 108 MMGPY ethanol plant in Clearfield County, Pennsylvania and to fund development of bio-refinery technologies.

Conference Call at 11:00 a.m. Eastern Time on March 13, 2008

NGPC invites all interested persons to participate in its conference call on March 13, 2008 at 11:00 a.m. Eastern Time. The dial-in number for the call is (877) 852-6579. International callers should dial (719) 325-4781. The pass code for the conference call is 7117425.

The Company will maintain an audio replay of the call from 2:00 p.m. Eastern Time on March 13, 2008 through midnight March 21, 2008. The replay dial-in number is (888) 203-1112. International callers should dial (719) 457-0820. The replay pass code is 7117425.

                    NGP CAPITAL RESOURCES COMPANY
                     CONSOLIDATED BALANCE SHEETS

                                           December 31,  December 31,
                                              2007          2006
Assets                                     ------------  ------------
 Investments in portfolio securities at
  fair value (cost:$277,947,454 and
  $170,863,203, respectively)              $284,228,573  $172,025,498
 Investments in corporate notes at fair
  value (cost:$11,631,599 and $17,681,646,
  respectively)                               8,955,500    15,116,080
 Investments in U.S. Treasury Bills, at
  amortized cost which approximates fair
   value                                    163,925,625   142,669,579
                                           ------------  ------------
     Total investments                      457,109,698   329,811,157
                                           ------------  ------------

 Cash and cash equivalents                   18,437,115    12,334,329
 Accounts receivable                             17,569       452,916
 Interest receivable                            647,839     1,400,757
 Prepaid assets                               2,020,655     1,598,501
                                           ------------  ------------

     Total assets                          $478,232,876  $345,597,660
                                           ============  ============

Liabilities and stockholders' equity
 (net assets)
Current liabilities
 Accounts payable                          $    928,761  $    965,105
 Management and incentive fees payable        2,032,107     1,374,299
 Dividends payable                            9,012,671            --
                                           ------------  ------------
     Total current liabilities               11,973,539     2,339,404
                                           ------------  ------------

Long-term debt                              216,000,000   100,000,000
                                           ------------  ------------

Total liabilities                           227,973,539   102,339,404
                                           ------------  ------------

Commitments and contingencies

Stockholders' equity (net assets)
 Common stock, $.001 par value,
  250,000,000 shares authorized;
  17,500,332 and 17,422,268 issued and
  17,500,332 and 17,422,268 outstanding,
  respectively                                   17,500        17,422
 Paid-in capital in excess of par           245,881,078   244,660,173
 Undistributed net investment income (loss)    (103,394)      229,791
 Undistributed net realized capital gain
  (loss)                                        859,133      (245,859)
 Net unrealized appreciation (depreciation)
  of portfolio securities and corporate
  notes                                       3,605,020    (1,403,271)
                                           ------------  ------------

     Total stockholders' equity
      (net assets)                          250,259,337   243,258,256
                                           ------------  ------------

Total liabilities and stockholders'
 equity (net assets)                       $478,232,876  $345,597,660
                                           ============  ============

Net asset value per share                  $      14.30  $      13.96
                                           ============  ============

                    NGP CAPITAL RESOURCES COMPANY
                CONSOLIDATED STATEMENTS OF OPERATIONS

                      For the Three Months     For the Twelve Months
                             Ended                     Ended
                    December 31, December 31, December 31, December 31,
                        2007        2006         2007         2006
                    (unaudited)  (unaudited)   (audited)    (audited)
                     ---------    ---------     -------      -------
Investment income
 Interest income    $10,098,908  $ 8,865,203  $37,039,430  $26,905,712
 Dividend income         60,870       62,753      154,580      123,750
 Other income            59,646       36,370      305,350      487,631
                    -----------  -----------  -----------  -----------

  Total investment
   income            10,219,424    8,964,326   37,499,360   27,517,093
                    -----------  -----------  -----------  -----------

Operating expenses
 Management fees      1,683,592    1,374,300    6,460,452    4,721,893
 Incentive fees         (85,894)          --      436,575       15,834
 Professional fees      217,234      170,009      755,047      713,969
 Insurance expense      169,438      137,639      566,706      570,462
 Interest expense
  and fees            2,483,919    1,558,405    7,397,543    2,554,546
 State franchise
  taxes                  25,121      142,517       71,932      142,517
 Other general and
  administrative
  expenses              774,877      652,639    2,672,756    2,251,668
                    -----------  -----------  -----------  -----------

   Total operating
    expenses          5,268,287    4,035,509   18,361,011   10,970,889
                    -----------  -----------  -----------  -----------

 Net investment
  income (loss)       4,951,137    4,928,817   19,138,349   16,546,204

 Net realized
  capital gain
  (loss) on port-
  folio securities
  and corporate
  notes                 405,432      (71,458)   6,721,176     (245,859)
 Net increase
  (decrease) in
  unrealized
  appreciation
  (depreciation) on
  portfolio securi-
  ties and corporate
  notes                (300,591)     431,535    5,008,291   (1,299,127)
                    -----------  -----------  -----------  -----------

 Net increase
  (decrease) in
  stockholders'
  equity (net
  assets) resulting
  from operations   $ 5,055,978  $ 5,288,894  $30,867,816  $15,001,218
                    ===========  ===========  ===========  ===========

 Net increase
  (decrease) in
  stockholders'
  equity (net
  assets) resulting
  from operations
  per common share  $      0.29  $      0.30  $      1.78  $      0.86
                    ===========  ===========  ===========  ===========

 Per Share Data       For the Three Months     For the Twelve Months
                             Ended                      Ended
                    December 31, December 31, December 31, December 31,
                       2007         2006         2007         2006
                    (unaudited)  (unaudited)   (audited)    (audited)
                     ---------    ---------     -------      -------

Net asset value,
 beginning of
 period             $     14.52  $     13.99  $     13.96  $     14.02
                    -----------  -----------  -----------  -----------

Net investment
 income                    0.27         0.28         1.09         0.95
Net realized and
 unrealized gain
 (loss) on port-
 folio securities          0.02         0.02         0.69        (0.09)
                    -----------  -----------  -----------  -----------
Net increase in
 stockholders'
 equity (net
 assets) resulting
 from operations           0.29         0.30         1.78         0.86
                    -----------  -----------  -----------  -----------

Net asset value
 before dividends         14.81        14.29        15.74        14.88

Dividends declared       (0.515)       (0.33)       (1.44)       (0.92)
                    -----------  -----------  -----------  -----------
Net asset value,
 end of period      $     14.30  $     13.96  $     14.30  $     13.96
                    ===========  ===========  ===========  ===========

About NGP Capital Resources Company

NGP Capital Resources Company is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio is principally invested in energy related private companies. From time to time, the Company may also invest in public companies. The Company invests primarily in senior secured and mezzanine loans in furtherance of its business plan and in some instances receives equity investments in portfolio companies in connection with such investments. NGP Capital Resources Company is managed by NGP Investment Advisor, LP, an affiliate of NGP Energy Capital Management. NGP Energy Capital Management, based in Irving, Texas, is a leading investment firm with $9.3 billion of cumulative capital under management since inception, serving all sectors of the energy industry.

The NGP Capital Resources Company logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4362

This press release may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

We may use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, in our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.

CONTACT:  NGP Capital Resources Company
          Investment Contact:
          Please send investment proposals to:
          John Homier
            jhomier@ngpcrc.com
          Kelly Plato
            kplato@ngpcrc.com
          Dan Schockling
            dschockling@ngpcrc.com
          713-752-0062
          Investor Relations Contact:
          Steve Gardner
          713-752-0062
          investor_relations@ngpcrc.com